Kenexa Agrees To Acquire OutStart, a Leading Provider of Next Generation e-Learning Solutions

Acquisition Will Address Growing Market Demand for Social Learning, Mobile Learning, Learning Content Management, and the integration of Learning Management and Talent Management

WAYNE, Pa. (Feb. 6, 2012) — Kenexa (NYSE:KNXA), a global provider of business solutions for human resources, today announced that it has entered into a definitive merger agreement with  privately-held OutStart, a leading provider of Software as a Service (SaaS) e-learning solutions and services.  The closing of the transaction is subject to customary conditions, including the receipt of stockholder consent.  Kenexa expects to close the transaction shortly.  This acquisition, when consummated, will expand Kenexa’s reach into the e-learning market and enable Kenexa to provide a broader and deeper suite of talent management solutions. Kenexa will integrate OutStart’s Learning Management Suite, which includes award-winning social and mobile learning solutions, with Kenexa’s Global Talent Management solutions including its Performance Management suite.

“Kenexa has been working aggressively toward the delivery of a complete, integrated suite of SaaS-based talent management solutions,” said Rudy Karsan, chairman and chief executive officer at Kenexa. “We have the leading talent acquisition solution for large organizations, and we launched our performance management suite last year as well. With the addition of OutStart’s capabilities, Kenexa will be able to offer customers an award-winning suite of SaaS learning solutions plus learning expertise and a great team with more than a decade of experience in learning management.”

“Kenexa made a great decision acquiring OutStart, a full suite, global, SaaS Learning Management Solution provider which has been a market leader in the social and mobile learning space, and one of the pioneers in the LCMS market” said Stacey Harris, vice president of research with Brandon Hall. “This acquisition will give Kenexa both expertise and depth in learning management solutions. With Kenexa’s ability to leverage its award-winning global solutions with a full suite of ITM offerings, the company will be able to provide customers with a unique package of content, services and technology.”

OutStart, which is based in Boston and has offices throughout North American, Europe and Asia, has more than 300 customers ranging from large global organizations to mid-size companies and government entities.  The company delivers a portfolio of inter-related mobile, social and learning knowledge solutions, which enables organizations to derive more value from their people assets and more effectively collaborate, converse and learn while increasing their social and knowledge capital.

“Kenexa is a global leader in talent management and we expect  to be able to join forces to complete their suite of Integrated Talent Management offerings,” said Massood Zarrabian, CEO of OutStart. “We can bring significant value to Kenexa and its customers by adding our social, mobile, learning management and learning content management capabilities to the Kenexa 2x Integrated Talent Management platform. Our customers will benefit from the depth and breadth of Kenexa’s talent management offering and global support capabilities that will now be available to them.”

The Kenexa 2x platform was designed to integrate all talent management functions and data, including a unified talent record, mobile tools and robust analytics into one single system that provides a consistent user interface, security features and reporting engine while allowing for a customer’s future global expansion.  Kenexa’s Recruiting, Onboarding, Performance Management and competency libraries are used to identify employees and candidates’ skill sets as well as their development needs, which can then be met and managed with the learning platform that OutStart brings to Kenexa.

Kenexa expects to fund the acquisition with its existing cash balance, and it expects the transaction to be at least neutral to non-GAAP net income available to common shareholders on a per share basis for 2012.  Kenexa will provide additional details regarding OutStart’s expected contribution to its first quarter and full year 2012 financial performance when the company announces its fourth quarter and full year 2011 financial results after the market close on February 6, 2012.

Non-GAAP Financial Measures

This press release contains a reference to non-GAAP financial measures.  Kenexa believes that non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Kenexa’s financial condition and results of operations.  The Company’s management uses these non-GAAP results to compare the Company’s performance to that of prior periods for trend analyses, for purposes of determining executive incentive compensation, and for budget and planning purposes.  These measures are used in monthly financial reports prepared for management and in quarterly financial reports presented to the Company’s Board of Directors.  The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing its financial measures with other companies in the Company’s industry, many of which present similar non-GAAP financial measures to investors.

Management of the Company does not consider such non-GAAP measures in isolation or as an alternative to such measures determined in accordance with GAAP. The principal limitation of such non-GAAP financial measures is that they exclude significant expenses that are required by GAAP to be recorded.  In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which charges are excluded from the non-GAAP financial measures.

In order to compensate for these limitations, management of the Company presents its non-GAAP financial measures in connection with its GAAP results.  Kenexa urges investors and potential investors in the Company’s securities to review the reconciliation of its non-GAAP financial measures to the comparable GAAP financial measures which it includes in press releases announcing earnings information, including this press release, and not to rely on any single financial measure to evaluate the Company’s business.

Forward Looking Statements

This press release contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934 that are not limited to historical facts, but reflect Kenexa’s current beliefs, expectations or intentions regarding future events, including its planned acquisition of OutStart. No assurance can be given that the acquisition of OutStart by Kenexa will be completed, that completion will not be delayed, or that Kenexa will realize the anticipated benefits of the transaction. Risks could include the parties’ expectations with respect to the synergies, costs and other anticipated financial impacts of the proposed transaction; future financial and operating results of Kenexa and OutStart; the plans, objectives, expectations and intentions with respect to future operations and services of Kenexa and OutStart; any necessary approval of the proposed transaction by stockholders and by governmental regulatory authorities; the satisfaction of the closing conditions to the proposed transaction; the timing of the completion of the proposed transaction; the possibility that the proposed transaction is delayed or does not close, including due to the failure of any closing conditions; the possibility that the expected synergies will not be realized, or will not be realized within the expected time period; the impact of labor relations, global economic conditions, competitive actions taken by other companies, natural disasters, difficulties in integrating the two companies, or regulatory matters. Kenexa cautions that the foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in Kenexa’s most recently filed annual reports on Form 10-K, subsequent quarterly reports on Form 10-Q, recent current reports on Form 8-K, and other SEC filings. All subsequent written and oral forward-looking statements concerning Kenexa, OutStart, the proposed transaction or other matters and attributable to Kenexa or OutStart or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Kenexa does not undertake any obligation to publicly update any of these forward-looking statements to reflect events or circumstances that may arise after the date hereof.

About Kenexa
Kenexa (NYSE:KNXA) helps drive HR and business outcomes through its unique combination of technology, content and services. Enabling organizations to optimize their workforces since 1987, Kenexa’s integrated talent acquisition and talent management solutions have touched the lives of more than 110 million people. Additional information about Kenexa and its global products and services can be accessed at www.kenexa.com. Follow Kenexa on Twitter: @kenexa.

About OutStart

You view knowledge sharing between your employees, partners, and customers as a strategic priority. Their knowledge leads to your success. OutStart's portfolio of inter-related mobile, social, and learning Knowledge Solutions accelerate and broaden access to colleagues and the knowledge they need to respond to business requirements more quickly and make better informed decisions. Together you excel.

Recognized as a Visionary in Gartner’s Magic Quadrant reports for the last seven years, OutStart is regularly acknowledged for its award-winning solutions including OutStart LCMS; Participate, social business software that integrates social networking, collaboration, and knowledge sharing technologies; Hot Lava Mobile for mobile learning, performance support, and communications; TrainingEdge.com LMS, a full-featured, configurable LMS; and TrainingEdge.com, an affordable learning and knowledge suite that extends LMS and traditional elearning with a blend of learning management, content development and management, social business software, and mobile capabilities.

OutStart is honored to serve organizations that are surpassing expectations and delivering exceptional business results such as Alcatel-Lucent, Alcon, AgustaWestland, Ascent, BB&T, Berlitz, Boeing Company, BT, California State Automotive Association, Capital One, CVS Caremark, DIRECTV, InfoComm International, Infor, Internal Revenue Service, McDonald’s, MedFlow, MetLife, NextGen Healthcare, Phones4U, Pilatus, Primed, Swisscard, UK Ministry of Defence, Verizon Wireless, Xerox, and Yum! Brands.

# # #

Note to editors: Trademarks and registered trademarks remain the property of their respective owners.

MEDIA CONTACTS:
Mark Derowitsch
Kenexa
402-419-5216
mark.derowitsch@kenexa.com

INVESTOR CONTACTS:
Kori Doherty
ICR
617-956-6730
kdoherty@icrinc.com